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                                                                   EXHIBIT 23.2
                                                                    TO FORM S-8


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-8 of our report dated February 14, 1997 on our audits of the consolidated financial statements of Cincinnati Bell Inc. and subsidiaries.



/s/ Coopers & Lybrand L.L.P.


Cincinnati, Ohio
October 20, 1997